Exhibit 10.35

Purchase Order with University of New Mexico

THE UNIVERSITY OF NEW MEXICO
ALBUQUERQUE, NEW MEXICO 87131
PURCHASING DEPARTMENT
Area Code 505 Phone 277-2036

PURCHASE ORDER

DATE	PURCHASE ORDER NUMBER	
03/16/2004	PO 745530	REGULAR

TERMS	F.O.B.	REFERENCE NO.	REFERENCE DATE	EXPECTED DELIVERY DATE
NET 30	DESTINATION	NMSA 13-1-165		

PURCHASING CONTACT	OTHER	REQUISITION NO.	DEPARTMENT / INTERNAL NO.	VENDOR I.D. NO.
CRISTINE AMADOR (505) 277-1738	> V < NONTAXABLE	220288	51040 GRAD MED	1128780 85-0461778 85-0461778

VENDOR
NOVINT TECHNOLOGIES INC.
SHEILA POUNDS
4900 CUTTING AVE NE
ALBUQUERQUE, NM 87114
766/298-4420

SHIP TO
UNIVERSITY OF NEW MEXICO
GRAD MEDICAL ED-BATCAVE
SOM S&R, MSC08 4770
915 CAMINO DE SALUD NE
ALBUQUERQUE NM 87131
JERRY BEEMAN, 505 272-0976

ACCOUNT NO. 1	%	$	ACCOUNT NO. 2	%	$
?-48020-6500	100.00	47176.50			
ACCOUNT NO. 3			ACCOUNT NO. 4		

NO.	QUANTITY	UNIT	DESCRIPTION	UNIT PRICE	EXTENSION
1	2	EA	PART 01669, PHANTOM DESKTOP	13295.0000	26590.00
2	2	EA	PART E-TOUCH, E-TOUCH API		
3	2	EA	01648, GHOST KIT WITH DEVICE DRIVERS FOR WIN-NT	2500.0000	5000.00
4	1	EA	NSB, NOVINT SOFTWARE BUNDLE		19995.00
5	1	EA	HNA, HAPTIC NEEDLE ATTACHMENT		500.00
6	1	EA	10% EDUCATIONAL DISCOUNT		-5208.50
7	2	EA	SHIP-D, SHIPPING & HANDLING (EST)	150.0000	300.00

FAXED
DO NOT DUPLICATE

Buyer Signature: K Amador

TOTAL ▶ 47176.50

LUCILLE